UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08795

HELIOS HIGH YIELD FUND

(Exact name of registrant as specified in charter)

THREE WORLD FINANCIAL CENTER, 200 VESEY STREET, 10TH FLOOR

NEW YORK, NEW YORK 10281-1010

(Address of principal executive offices) (Zip code)

KIM G. REDDING, PRESIDENT

HELIOS HIGH YIELD FUND

THREE WORLD FINANCIAL CENTER, 200 VESEY STREET, 10TH FLOOR

NEW YORK, NEW YORK 10281-1010

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-497-3746

Date of fiscal year end: June 30, 2011

Date of reporting period: December 31, 2010

Item 1.  Reports to Shareholders.

Brookfield Investment Management Inc.

Helios High Yield Fund

Brookfield

Semi-Annual Report

December 31, 2010

IN PROFILE

Brookfield Investment Management Inc. is a global investment manager focused on specialized equity and fixed income securities investments. The firm is a subsidiary of Brookfield Asset Management Inc., a leading global asset manager with over $100 billion in assets under management as of December 31, 2010 and over 100 years of experience in the property, power, and infrastructure industries. The combination of access to this operational experience along with the breadth of our product offerings and depth of our investment teams provides enhanced opportunity for investment.

Brookfield Investment Management Inc. is an SEC registered investment advisor with approximately $23 billion in assets under management as of December 31, 2010. Headquartered in New York, the firm maintains offices and investment teams in Chicago, Boston, London, Hong Kong, Sydney, and Toronto.

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund Shares.

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

© Copyright 2010. Brookfield Investment Management Inc.

LETTER TO SHAREHOLDERS

Dear Shareholders,

I am pleased to provide the Semi-Annual Report for Helios High Yield Fund (the “Fund”) for the six months ended December 31, 2010.

The broad investment landscape faced significant challenges during the course of 2010, as the burgeoning global economic recovery progressed at an uneven pace. Threats emerged from all corners of the globe, with sovereign debt crises in Europe and continued weakness in U.S. labor markets. Yet, despite these negative pressures, the capital markets proved to be resilient. Investor confidence strengthened as the year advanced, buoyed by accommodative monetary policy in the U.S. as well as preliminary signs of returning economic growth. Accordingly, the flight to quality trade evident in the beginning of the year quickly shifted towards an appetite for risk.

Among the beneficiaries of this return to confidence was the corporate high yield market, which was among the strongest performing asset classes overall. This performance was aided by substantial improvements in corporate credit quality, as default rates declined considerably and debt refinancing activity accelerated. Additionally, the high yield market remained attractive to investors seeking current income in a low rate environment. These positive catalysts led to further recovery in the valuation levels of corporate high yield securities, which the market had heavily discounted during the economic downturn.

As we look forward to 2011, we maintain our positive view of the corporate high yield market given attractive relative yield and a supportive credit environment. We acknowledge that challenges to future performance are mounting, with the high yield market trading at or near par and Treasury rates on the rise. However, we note that yield spreads are currently wider than history would suggest is appropriate given the current stage of the economic recovery. We believe the potential for further yield spread compression remains and may offset upward momentum in rates. Importantly, we believe that a diversified portfolio of income producing corporate bonds with a conservative risk profile should support an attractive dividend stream for investors.

In addition to performance information, this report provides an overview of market conditions and a discussion of factors affecting the Fund’s investment performance, together with the Fund’s unaudited financial statements and portfolio of investments as of December 31, 2010.

We welcome your questions and comments, and encourage you to contact our Investor Relations team at (800) 497-3746 or visit us at www.brookfieldim.com for more information. Thank you for your support.

Sincerely,

Kim G. Redding

President

2010 Semi-Annual Report

HELIOS HIGH YIELD FUND

OBJECTIVE AND STRATEGY

Helios High Yield Fund (the “Fund”) seeks a primary objective of high current income. The Fund will also seek capital growth to the extent it is consistent with its primary investment objective. The Fund is a non-diversified fund that will invest primarily in high yield bonds, debentures, notes, corporate loans, convertible debentures and other debt instruments rated below-investment grade or determined by the Fund’s investment manager to be of comparable quality. The Fund may invest up to 30% of its total assets in the securities, including high yield obligations, of issuers domiciled outside of the United States. The Fund may also invest up to 10% of its total assets in securities that are the subject of bankruptcy proceedings or in default.

Investment Risks: Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk than bonds with shorter-term maturities. Below-investment grade bonds involve greater credit risk, which is the risk that the issuer will not make interest or principal payments when due. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below-investment grade debt, to service primary obligations, and an unanticipated default could cause the Fund to experience a reduction in the value of its shares. Below-investment grade bonds also are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. Leverage creates an opportunity for an increased return to common shareholders, but unless the income and capital appreciation, if any, on securities acquired with leverage proceeds exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund’s shares. Use of leverage also may increase the likelihood that the net asset value of the Fund and the market value of its common shares will be more volatile, and the yield and total return to common shareholders will tend to fluctuate more in response to changes in interest rates and creditworthiness.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the six months ended December 31, 2010, Helios High Yield Fund (NYSE: HHY) had a total return based on market price of 12.05%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. Based on the NYSE closing price of $8.94 on December 31, 2010, the Fund’s shares had a dividend yield of 8.72%. The dividend yield is calculated as the annualized amount of the reporting period’s most recent monthly dividend declared divided by the stated stock price.

HIGH YIELD MARKET ENVIRONMENT

The high yield market’s total return for the six months ended December 31, 2010 was 9.98%, as measured by the Merrill Lynch US High Yield Master II Index. Second to the record 57% return in 2009, this represented the highest result for the index since the recovery year of 2003. After tumbling in the second quarter of 2010, risk markets recovered strongly in the second half of the year. The S&P 500 rose 23% from June 2010 through December 2010 as investors shrugged off anemic second quarter GDP growth and European bank scares. Investors’ growing confidence in risk markets was demonstrated by the Volatility Index, or the VIX, which fell from 21 basis points to 17.8 basis points in the fourth quarter.

As we anticipated, the level of defaults peaked in late 2009 and fell dramatically in 2010. The 12-month default rate ended 2009 at 12.7%1 and had fallen substantially to less than 1% by the end of December 2010.2 We anticipate defaults may rise slightly during 2011, although not enough to warrant a revaluation of the high yield market. During the month of December, only two companies defaulted, Insight Health, an MRI imaging company with less than $300 million in bonds, and the supermarket company, A&P with about $275 million in bonds.3

During the six-month period, the Financial sector outperformed, particularly Insurance companies. The Technology and Automotive sectors also outperformed, as measured by the Merrill Lynch High Yield Master II Index and Factset. The Fund was underweight the Financial sector, which detracted from performance during the period. It was also underweight in the Technology and Automotive sectors, however individual bond selection allowed the Fund to outperform the benchmark. Underperforming sectors included Healthcare, Consumer Cyclicals and Utilities. The Fund was underweight both the Healthcare and Utility sectors, which contributed to performance. Additionally, strong bond selection contributed to performance in the Utility sector. The Fund was

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

overweight Consumer Cyclicals, which detracted from relative performance. Many of the Fund’s holdings in this sector represent higher credit quality issuers that were viewed as more defensive by the market during the period, thereby limiting their total return potential.4 This pattern of returns during the period reflected market recognition of the financial sector’s recovery from the 2008 meltdown, along with rising expectations for economic growth. Underperforming sectors tended to be the lower risk, better quality industries.

The supply and demand balance in the market was positive, although less so than 2009. Credit Suisse estimated that $4.7 billion flowed into high yield mutual funds, down from $22.4 billion in 2009.5 The new issue market set a record in the year with $217 billion of new paper, up from $133 billion in the prior year.6 Most new issues were well-subscribed and traded well in the aftermarket. Over the 2010 calendar year, 67% of new issue proceeds were for refinancing,7 further addressing the much-feared maturity wall many companies face between 2013 through 2015. Refinancing has the effect of reducing overall credit risk in the market by providing companies with longer term capital.

PORTFOLIO STRATEGY

Individual contributors of performance included Hexion, First Data Corp, and Citizens Communications. Hexion and First Data Corp. each improved as they were able to refinance near-term maturities and their earnings outlook also improved along with the outlook for the economy. Citizens Communications continued to deliver solid results and represented strong value at the beginning of the period, which was recognized by the market.

Detractors of performance included General Motors, Dish DBS Corp. and Sprint. Both Dish DBS Corp. and Sprint are higher rated bonds that suffered as interest rates rose during the period. General Motors underperformed as uncertainty around the bond’s valuation increased after emerging from Chapter 11 weighed on the market. As of December 31, 2010, the Fund’s leverage was 30.97% of total assets. The Fund utilizes reverse repurchase agreements to obtain its leverage which also contributed to its performance over the period.

OUTLOOK

Looking forward, we continue to maintain our positive view of the high yield market, and consider the current yield spreads attractive in view of the favorable trend in corporate credit quality. We note that rating agencies are upgrading more high yield companies than they are downgrading at the greatest rate in 12 years,8 a view with which we agree. Furthermore, we believe high yield will remain attractive to yield-hungry investors in a world offering few opportunities to invest for income. We do caution, however, that with the market trading at or near par, returns such as we have seen the past two years seem unlikely.

The economic outlook seems mixed, with one exception; few economists are now worried about a double dip recession. Aside from that, the most likely course is for moderate economic growth — below that of prior recoveries, although, perhaps, higher than the market had feared only a few months ago.

We note that while lackluster economic growth could negatively impact equity valuations due to that market’s penchant for paying for growth, the high yield corporate market pays for cash flow. Paradoxically, moderate economic growth could represent the best case for corporate cash flows because profitability is high and companies do not need to reinvest much in growing inventories or plant and equipment, leaving more cash to de-lever. Furthermore, we expect that low growth may help the markets as central banks worldwide inject additional liquidity into the system which will more likely affect the financial markets, especially markets offering yield, such as high yield corporates than the overall economy.

We are further encouraged by signs of the beginnings of a return of merger and acquisition activity, or M&A, after a two-year hiatus. M&A tends to be positive for high yield investors on two fronts; first, it gives companies a venue for selling assets and using cash to pay debt, and second, bond investors typically benefit from a change-of-control put in the event their debtor is taken over.

Risks to our outlook include possibly rising treasury rates as the market prices in faster growth. Should the Fed turn to possibly protect against further weakening in the dollar, that could spell higher treasury rates ahead as well. However, we note that yield spreads are still wide for this point in the cycle, and that may provide some cushion to any increase in Treasury rates.

2010 Semi-Annual Report

HELIOS HIGH YIELD FUND

1 Merrill Lynch “Situation Room: High Yield in 2010: Year Ahead Outlook” December 28, 2009 p. 4.

2 JP Morgan High Yield Market Monitor, October 1, 2010, p. 14.

3 JP Morgan High Yield Market Monitor, October 1, 2010, p. 1.

4 Credit Suisse “Leveraged Finance Strategy Update” October 1, 2010, p. 5.

5 Credit Suisse “Leveraged Finance Strategy Update” October 1, 2010, p. 2.

6 Credit Suisse “Leveraged Finance Strategy Update” October 1, 2010, p. 2.

7 JP Morgan High Yield Market Monitor, October 1, 2010, p. 12.

8 JP Morgan High Yield Market Monitor, October 1, 2010, p. 15.

Forward-Looking Information

This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Disclosure

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Helios High Yield Fund currently holds these securities.

The Bank of America/Merrill Lynch U.S. High Yield Master II Index tracks the performance of U.S. dollar denominated below investment-grade corporate debt publicly issued in the U.S. domestic market. Qualifying securities must have a below investment-grade rating (based on an average of Moody’s, S&P and Fitch) and an investment grade rated country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long term sovereign debt ratings). In addition, qualifying securities must have at least one year remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of $100 million. Original issue zero coupon bonds, “global” securities (debt issued simultaneously in the Eurobond and U.S. domestic bond markets), 144a securities and pay-in-kind securities, including toggle notes, qualify for inclusion in the Index. Callable perpetual securities qualify provided they are at least one year from the first call date. Fixed-to-floating rate securities also qualify provided they are callable within the fixed rate period and are at least one year from the last call prior to the date the bond transitions from a fixed to a floating rate security. DRD-eligible and defaulted securities are excluded from the index.

Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on December 31, 2010 and subject to change based on subsequent developments.

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Portfolio Characteristics (Unaudited)

December 31, 2010

PORTFOLIO STATISTICS

Annualized dividend yield[1]	8.72%

Weighted average coupon	8.42%

Weighted average life	4.43 years

Percentage of leveraged assets	30.97%

Total number of holdings	146

CREDIT QUALITY2

BBB	2%

BB	20%

B	53%

CCC	22%

Unrated	2%

Cash	1%
Total	100%

ASSET ALLOCATION3

Investment Grade Corporate Bonds	2%

High Yield Corporate Bonds	97%

Short Term Investments	1%
Total	100%

[1]

Dividends may include net investment income, capital gains and/or return of capital. The dividend yield referenced above is calculated as the annualized amount of the most recent monthly dividend declared divided by the December 31, 2010 stock price.

[2]	The lower of an S&P or Moody’s rating was used. If a Moody’s rating was used, we converted such rating to a comparable S&P ratings category.

[3]	Includes only invested assets; excludes cash. Percentages are based on total investments.

2010 Semi-Annual Report

HELIOS HIGH YIELD FUND

Portfolio of Investments (Unaudited)

December 31, 2010

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
INVESTMENT GRADE CORPORATE BONDS – 2.5%
Energy – 0.9%
Kerr-McGee Corp.	6.88%	09/15/11	$1	$519
National Oilwell Varco Inc.	6.13	08/15/15	7	7,229
Williams Partners LP/Williams Partners Finance Corp.[10]	7.25	02/01/17	500	581,259

Total Energy (Cost – $507,452)				589,007

Services – 0.0%
Allied Waste North American Inc. (Cost – $500)	5.75	02/15/11	1	502

Telecommunications – 1.6%
Qwest Corp.[10] (Cost – $974,128)	6.88	09/15/33	1,100	1,080,750
Total INVESTMENT GRADE CORPORATE BONDS (Cost – $1,482,080)				1,670,259
HIGH YIELD CORPORATE BONDS – 138.4%
Automotive – 2.9%
Ford Motor Co.	6.50	08/01/18	1,000	1,035,000
Motors Liquidation Co.[4]	8.38	07/15/33	2,500	893,750

Total Automotive (Cost – $1,819,367)				1,928,750

Banking – 0.0%
GMAC LLC (Cost – $7,451)	6.75	12/01/14	8	7,859

Basic Industry – 18.2%
AK Steel Corp. [10]	7.63	05/15/20	1,005	1,007,512
Arch Coal Inc. [10]	8.75	08/01/16	1,000	1,090,000
Cascades Inc. [3,10]	7.75	12/15/17	1,000	1,042,500
Georgia-Pacific LLC [10]	7.38	12/01/25	1,000	1,080,000
Hexion Finance Escrow LLC/Hexion Escrow Corp.	8.88	02/01/18	1,000	1,068,750
Huntsman International LLC [1,6]	8.63	03/15/21	1,000	1,080,000
International Coal Group Inc.	9.13	04/01/18	1,000	1,080,000
Mercer International Inc. [1,6]	9.50	12/01/17	700	719,250
Millar Western Forest Products Limited [3]	7.75	11/15/13	425	402,688
Steel Dynamics Inc. [1,6,10]	7.63	03/15/20	850	909,500
Tembec Inds Inc. [1,3,6]	11.25	12/15/18	1,000	1,047,500
United States Steel Corp. [10]	7.00	02/01/18	1,000	1,015,000
Westlake Chemical Corp. [10]	6.63	01/15/16	625	646,094

Total Basic Industry (Cost $11,786,696)				12,188,794

Capital Goods – 16.9%
Associated Materials LLC [1,6]	9.13	11/01/17	1,000	1,045,000
BE Aerospace Inc.	8.50	07/01/18	1,000	1,095,000
Berry Plastics Corp.	9.50	05/15/18	1,000	1,002,500
Bombardier Inc. [1,3,6]	6.75	05/01/12	1	520

See Notes to Portfolio of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Portfolio of Investments (Unaudited)

December 31, 2010

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
CNH America LLC [10]	7.25%	01/15/16	$1,000	$1,080,000
Coleman Cable Inc.	9.00	02/15/18	1,010	1,045,350
Crown Cork & Seal Co., Inc.	7.38	12/15/26	1,000	992,500
Mueller Water Products Inc.	7.38	06/01/17	425	410,125
Mueller Water Products Inc.	8.75	09/01/20	100	110,500
Owens-Illinois, Inc. [10]	7.80	05/15/18	1,000	1,062,500
RBS Global & Reynolds Corp.	8.50	05/01/18	445	472,813
Terex Corp. [10]	7.38	01/15/14	950	961,875
Terex Corp.	8.00	11/15/17	500	505,000
Trimas Corp.	9.75	12/15/17	550	602,250
USG Corp. [11]	7.75	01/15/18	1,000	970,000

Total Capital Goods (Cost $10,954,928)				11,355,933

Consumer Cyclical – 15.5%
ACCO Brands Corp. [10]	10.63	03/15/15	1,000	1,125,000
Ace Hardware Corp. [1,6,10]	9.13	06/01/16	850	909,500
American Axle & Manufacturing Inc.	7.88	03/01/17	1,000	1,023,750
ArvinMeritor Inc.	8.75	03/01/12	1	538
DineEquity Inc. [1,6]	9.50	10/30/18	1,000	1,060,000
Easton-Bell Sports Inc.	9.75	12/01/16	1,000	1,097,500
Ford Motor Credit Company LLC.	7.00	10/01/13	1	536
Levi Strauss & Co. [10]	7.63	05/15/20	1,000	1,032,500
Limited Brands Inc. [10]	7.60	07/15/37	1,000	980,000
Nebraska Book Company Inc.	8.63	03/15/12	500	437,500
Quiksilver Inc.	6.88	04/15/15	8	7,331
Reynolds Group Issuer LLC [1,6]	9.00	04/15/19	1,110	1,150,237
Sealy Mattress Co.	8.25	06/15/14	1	511
Tenneco Inc. [1,6]	6.88	12/15/20	1,000	1,022,500
Tenneco Inc.	8.63	11/15/14	1	514
The Neiman Marcus Group Inc.	10.38	10/15/15	500	528,125

Total Consumer Cyclical (Cost $9,948,911)				10,376,042

Consumer Non-Cyclical – 5.7%
B&G Foods, Inc.	7.63	01/15/18	1,000	1,052,500
C&S Group Enterprises LLC [1,6]	8.38	05/01/17	1,000	955,000
Rite-Aid Corp.	8.63	03/01/15	425	371,875
Rite-Aid Corp.	9.75	06/12/16	425	468,031
Smithfield Foods, Inc.	7.75	05/15/13	8	7,992
SUPERVALU Inc.	8.00	05/01/16	1,040	995,800

Total Consumer Non-Cyclical (Cost $3,892,573)				3,851,198

Energy – 21.2%
Calfrac Holdings LP [1,6]	7.50	12/01/20	1,000	1,012,500
Chaparral Energy Inc.	8.88	02/01/17	1,000	1,015,000
Consol Energy Inc. [1,6,10]	8.25	04/01/20	1,100	1,188,000
Crosstex Energy LP/Crosstex Energy Finance Corp.	8.88	02/15/18	1,000	1,071,250

See Notes to Portfolio of Investments and Notes to Financial Statements.

2010 Semi-Annual Report

HELIOS HIGH YIELD FUND

Portfolio of Investments (Unaudited)

December 31, 2010

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Edgen Murray Corp.	12.25%	01/15/15	$800	$696,000
El Paso Corp. [10]	7.00	06/15/17	1,000	1,055,315
Encore Acquisitions Co. [12]	6.00	07/15/15	1	500
Frac Tech Services LLC/ Frac Tech Finance, Inc. [1,6]	7.13	11/15/18	1,000	1,015,000
Frontier Oil Corp. [10]	8.50	09/15/16	850	905,250
Hercules Offshore LLC [1,6]	10.50	10/15/17	425	351,688
Hilcorp Energy I LP/Hilcorp Finance Co.[1,6,10]	8.00	02/15/20	850	899,937
Linn Energy LLC/Linn Energy Finance Corp. [1,6]	8.63	04/15/20	850	915,875
McJunkin Red Man Corp. [1,6]	9.50	12/15/16	1,000	945,000
Niska Gas Storage US LLC/Niska Gas Storage Canada LLC [1,6,10]	8.88	03/15/18	1,000	1,070,000
Pioneer Natural Resources Co. [10]	5.88	07/15/16	500	514,069
Precision Drilling Corp. [1,3,6]	6.63	11/15/20	375	381,563
The Williams Companies, Inc.[10]	7.50	01/15/31	500	561,526
The Williams Companies, Inc.	8.13	03/15/12	1	532
Trinidad Drilling LTD [1,3,6]	7.88	01/15/19	620	626,200

Total Energy (Cost $14,013,908)				14,225,205

Healthcare – 4.6%
FMC Finance III SA [3,10]	6.88	07/15/17	500	530,000
HCA Inc. [10]	9.25	11/15/16	1,000	1,066,875
Health Management Associates Inc. [10]	6.13	04/15/16	500	505,000
Service Corp. International [10]	6.75	04/01/16	975	992,062

Total Healthcare (Cost $2,941,509)				3,093,937

Media – 11.9%
American Reprographics Co. [1,6]	10.50	12/15/16	635	665,162
Cablevision Systems Corp. [10]	8.63	09/15/17	1,000	1,088,750
CCO Holdings LLC/Cap Corp.	7.25	10/30/17	250	253,750
CCO Holdings LLC/Cap Corp.[10]	8.13	04/30/20	835	878,837
Charter Communications Operating LLC [1,6,7]	8.00	04/30/12	8	7,875
CSC Holdings Inc.	7.63	04/01/11	1	506
Deluxe Corp. [10]	7.38	06/01/15	1,000	1,042,500
Dish DBS Corp. [10]	7.88	09/01/19	850	888,250
Insight Communications, Inc. [1,6]	9.38	07/15/18	1,000	1,065,000
Liberty Media LLC	5.70	05/15/13	1	515
LIN Television Corp.	6.50	05/15/13	8	7,519
Mediacom LLC/Mediacom Capital Corp.	9.13	08/15/19	1,025	1,045,500
Virgin Media Finance PLC [3,10]	9.13	08/15/16	1,000	1,065,000

Total Media (Cost $7,851,641)				8,009,164

Services – 22.4%
AMC Entertainment Inc.	8.75	06/01/19	1,000	1,067,500
ARAMARK Corp.	8.50	02/01/15	1,000	1,045,000
Avis Budget Car Rental LLC	9.63	03/15/18	1,000	1,077,500
Beazer Homes USA, Inc.	9.13	06/15/18	425	412,250
FTI Consulting Inc. [10]	7.75	10/01/16	500	515,000

See Notes to Portfolio of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Portfolio of Investments (Unaudited)

December 31, 2010

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Harrahs Operating Escrow LLC/Harrahs Escrow Corp.	11.25%	06/01/17	$1,000	$1,125,000
Host Hotels & Resorts, LP	7.13	11/01/13	2	2,206
Hovnanian Enterprises Inc.	10.63	10/15/16	850	871,250
Iron Mountain Inc. [10]	8.38	08/15/21	1,000	1,072,500
Iron Mountain Inc. [10]	8.75	07/15/18	500	525,000
Marina District Finance Co. [1,6,10]	9.88	08/15/18	1,000	985,000
Maxim Crane Works L.P. [1,6]	12.25	04/15/15	1,000	971,250
MGM Mirage, Inc.	5.88	02/27/14	1,001	922,961
MGM Mirage, Inc.	10.38	05/15/14	425	477,062
Mohegan Tribal Gaming Authority	7.13	08/15/14	1	315
PulteGroup, Inc.	6.38	05/15/33	850	641,750
Royal Caribbean Cruises Limited [3,10]	7.25	06/15/16	500	538,750
RSC Equipment Rental, Inc./RSC Holdings III, LLC [6]	10.25	11/15/19	675	752,625
Standard Pacific Corp.	8.38	05/15/18	1,000	1,000,000
Starwood Hotels & Resorts Worldwide Inc.	7.88	05/01/12	1	533
Station Casinos Inc. [4]	6.00	04/01/12	1	—
United Rentals North America, Inc.	8.38	09/15/20	1,000	1,017,500

Total Services (Cost – $14,619,042)				15,020,952

Technology & Electronics – 3.1%
First Data Corp. [1,6]	8.25	01/15/21	449	431,040
First Data Corp.	9.88	09/24/15	101	96,203
First Data Corp. [1,6]	12.63	01/15/21	449	428,795
Freescale Semiconductor, Inc. [1,6]	9.25	04/15/18	1,000	1,100,000
Sanmina-SCI Corporation	6.75	03/01/13	8	7,481
Unisys Corp.	8.00	10/15/12	8	7,800

Total Technology & Electronics (Cost – $1,915,035)				2,071,319

Telecommunications – 10.9%
Cincinnati Bell Inc.	8.25	10/15/17	325	321,750
Cincinnati Bell Inc.	8.38	10/15/20	975	936,000
Citizens Communications Corp.	6.25	01/15/13	1	528
Citizens Communications Corp. [10]	7.13	03/15/19	1,250	1,284,375
Global Crossing Ltd [3]	12.00	09/15/15	1,000	1,127,500
Nextel Communications Inc. [10]	7.38	08/01/15	850	851,062
PAETEC Holding Corp.	8.88	06/30/17	500	533,750
PAETEC Holding Corp.	9.50	07/15/15	500	517,500
Sprint Capital Corp. [10]	8.75	03/15/32	450	454,500
Windstream Corp. [10]	7.00	03/15/19	1,275	1,255,875

Total Telecommunications (Cost – $7,125,485)				7,282,840

Utility – 5.1%
Calpine Corp. [1,6]	7.25	10/15/17	1,000	1,000,000
CMS Energy Corp.	6.30	02/01/12	2	2,648
Dynegy Holdings Inc.	7.75	06/01/19	425	283,688
Edison Mission Energy	7.00	05/15/17	425	336,813

See Notes to Portfolio of Investments and Notes to Financial Statements.

2010 Semi-Annual Report

HELIOS HIGH YIELD FUND

Portfolio of Investments (Unaudited)

December 31, 2010

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Midwest Generation LLC [10]	8.56%	01/02/16	$555	$560,902
NRG Energy Inc. [10]	8.50	06/15/19	850	877,625
Texas Competitive Electric Holdings LLC [2,5,6]	3.76	10/10/14	223	172,090
Texas Competitive Electric Holdings LLC [2,5,6]	3.76	10/10/14	224	172,861

Total Utility (Cost – $3,471,749)				3,406,627
Total HIGH YIELD CORPORATE BONDS (Cost – $90,348,295)				92,818,620
BANK NOTE – 0.0%
Second Lien Term Loan – 0.0%
Ginn-LA CS Borrower LLC [2,4,5,8] (Cost – $500,000)	0.00	06/08/12	500	—
STRUCTURED NOTE – 0.2%
Special Purpose Entity – 0.2% Trains HY-1-2006 [1,2,6] (Cost – $141,543)	7.12	05/01/16	143	142,423

			Shares	Value (Note 2)
COMMON STOCKS – 0.0%
Consumer Non-Cyclical – 0.0% Dex One Corp. (Cost – $19,638)			65	$485
PREFERRED STOCKS – 0.4%
Finance & Investment – 0.4% J.P. Morgan Chase & Co. [2,9,10] (Cost – $246,917)			250	265,748

	Interest Rate		Shares	Value (Note 2)
SHORT TERM INVESTMENT – 1.9%
AIM Liquid Assets, Institutional Class [2] (Cost – $1,276,090)	0.20%		1,276,090	$1,276,090
Total Investments – 143.4% (Cost – $94,014,563)				96,173,625
Liabilities in Excess of Other Assets – (43.4)%				(29,096,709)

Total Net Assets – 100.0%				$67,076,916

See Notes to Portfolio of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Notes to Portfolio of Investments (Unaudited)

December 31, 2010

The following notes should be read in conjunction with the accompanying Portfolio of Investments.

1	—	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2010, the total value of all such investments was $25,101,316 or 37.42% of net assets.
2	—	Variable Rate Security – Interest rate shown is the rate in effect as of December 31, 2010.
3	—	Foreign security or a U.S. security of a foreign company.
4	—	Issuer is currently in default on its regularly scheduled interest payment.
5	—	Term loan.
6	—	Private Placement.
7	—	Company filed for Chapter 11 bankruptcy protection and has defaulted on regularly scheduled interest payments on subordinated debt. The Funds own senior debt issued by this company that continues to receive income payments.
8	—	Restricted Illiquid Security – Security is not actively traded and would be difficult to sell in a current sale thus causing it to be not readily convertible into cash. The security was acquired on June 6, 2006 at a cost of $500,000 and the market value comprises less than 0.00% of the net assets at December 31, 2010.
9	—	Dividends (if declared) are to be paid semi-annually from October 30, 2008 to October 30, 2017 at a rate of 7.90%. Beginning April 30, 2018, dividends (if declared) are to be paid quarterly at a floating rate of LIBOR plus 3.47%. Dividends will not be cumulative.
10	—	Portion or entire principal amount delivered as collateral for reverse repurchase agreement.
11	—	Security is a “step-up” bond where the coupon increases or steps up at a predetermined date. At that date, the coupon increases to LIBOR plus a predetermined margin.
12	—	Security is valued in good faith pursuant to the fair value procedures adopted by the Board of Directors. As of December 31, 2010, the total value of all such securities was $500 or 0.00% of net assets.

See Notes to Financial Statements.

2010 Semi-Annual Report

HELIOS HIGH YIELD FUND

Statement of Assets and Liabilities (Unaudited)

December 31, 2010

Assets:
Investments in securities, at value (Note 2)	$94,897,535
Investments in short term securities, at value	1,276,090

Total investments, at value	96,173,625
Interest receivable	1,926,372
Receivable for investments sold	1,154
Prepaid expenses and other assets	24,533

Total assets	98,125,684

Liabilities:
Reverse repurchase agreements (Note 7)	30,106,195
Interest payable for reverse repurchase agreements (Note 7)	38,263
Payable for investments purchased	720,563
Investment advisory fee payable (Note 4)	57,703
Accrued expenses and other liabilities	126,044

Total liabilities	31,048,768

Net Assets	$67,076,916

Composition of Net Assets:
Capital stock, at par value ($0.001 par value, unlimited shares authorized) (Note 8)	$6,840
Additional paid-in capital (Note 8)	79,502,775
Undistributed net investment income	68,625
Accumulated net realized loss on investment transactions	(14,660,386)
Net unrealized appreciation on investments	2,159,062

Net assets applicable to capital stock outstanding	$67,076,916

Total investments at cost	$94,014,563

Shares Outstanding and Net Asset Value Per Share:
Common shares outstanding	6,839,661
Net asset value per share	$9.81

See Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Statement of Operations (Unaudited)

For the Six Months Ended December 31, 2010

Investment Income (Note 2):
Interest	$3,809,525

Expenses:
Investment advisory fees (Note 4)	319,649
Fund accounting servicing fees (Note 5)	55,678
Shareholder service fees (Note 4)	45,664
Insurance	35,320
Legal fees	33,832
Reports to shareholders	30,095
Trustees’ fees	26,719
Audit and tax services	24,515
Registration fees	12,908
Transfer agent fees	8,036
Custodian	4,629
Miscellaneous	1,893

Total operating expenses	598,938
Interest expense on reverse repurchase agreements (Note 7)	121,451

Total expenses	720,389

Less expenses waived by the investment advisor (Note 4)	(36,531)

Net expenses	683,858

Net investment income	3,125,667

Net Realized and Unrealized Gain (Loss) on Investments (Note 2):
Net realized gain on investment transactions	412,832
Net change in unrealized appreciation on investments	3,832,109

Net realized and unrealized gain on investments	4,244,941

Net increase in net assets resulting from operations	$7,370,608

See Notes to Financial Statements.

2010 Semi-Annual Report

HELIOS HIGH YIELD FUND

Statements of Changes in Net Assets

	For the Six Months Ended December 31, 2010 (Unaudited)	For the Fiscal Year Ended June 30, 2010
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$3,125,667	$4,603,378
Net realized gain (loss) on investment transactions	412,832	(623,023)
Net change in unrealized appreciation on investments	3,832,109	6,049,379

Net increase in net assets resulting from operations	7,370,608	10,029,734

Distributions to Shareholders (Note 2):
Net investment income	(3,556,624)	(3,816,530)

Total increase in net assets	3,813,984	6,213,204

Net Assets:
Beginning of period	63,262,932	57,049,728

End of period	$67,076,916	$63,262,932

(including undistributed net investment income of)	$68,625	$499,582

See Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Statement of Cash Flows (Unaudited)

For the Six Months Ended December 31, 2010

Increase (Decrease) in Cash:

Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$7,370,608
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Purchases of long-term portfolio investments	(36,932,176)
Proceeds from disposition of long-term portfolio investments	26,527,500
Sales of short-term portfolio investments, net	229,125
Increase in interest receivable	(142,069)
Decrease in receivable for investments sold	1,059,912
Increase in prepaid expenses	(18,559)
Decrease in payable for investments purchased	(1,895,491)
Increase in interest payable for reverse repurchase agreements	13,155
Increase in investment advisory fee payable	10,701
Increase in accrued expenses	10,481
Net amortization on investments	(152,804)
Unrealized appreciation on investments	(3,832,109)
Net realized gain on investment transactions	(412,832)

Net cash used for operating activities	(8,164,558)

Cash flows provided by financing activities:
Net cash provided by reverse repurchase agreements	11,444,182
Dividends paid to shareholders	(3,556,624)

Net cash provided by financing activities	7,887,558

Net decrease in cash	(277,000)
Cash at beginning of period	277,000

Cash at end of period	$—

Supplemental Disclosure of Cash Flow Information:

Interest payments for the six months ended December 31, 2010, totaled $108,296

See Notes to Financial Statements.

2010 Semi-Annual Report

HELIOS HIGH YIELD FUND

Financial Highlights

	For the Six Months Ended December 31, 2010 (Unaudited)	For the Fiscal Year Ended June 30,
		2010	2009	2008	2007	2006
Per Share Operating Performance:
Net asset value, beginning of period	$9.25	$8.34	$9.78	$10.94	$10.46	$11.23

Net investment income	0.46 [1]	0.67 [1]	0.67 [1]	0.78 [1]	0.76 [1]	0.83 [1]
Net realized and unrealized gain (loss) on investment transactions	0.62	0.80	(1.44)	(1.15)	0.47	(0.75)

Net increase (decrease) in net asset value resulting from operations	1.08	1.47	(0.77)	(0.37)	1.23	0.08

Dividends from net investment income	(0.52)	(0.56)	(0.65)	(0.79)	(0.75)	(0.85)
Return of capital distributions	—	—	(0.02)	—	—	—

Total dividends and distributions paid	(0.52)	(0.56)	(0.67)	(0.79)	(0.75)	(0.85)

Net asset value, end of period	$9.81	$9.25	$8.34	$9.78	$10.94	$10.46

Market price, end of period	$8.94	$8.45	$7.01	$8.49	$9.90	$9.04

Total Investment Return†	12.05%	29.31%	(8.56)%	(6.25)%	18.19%	(2.46)%

Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000s)	$67,077	$63,263	$57,050	$66,895	$74,858	$71,542
Operating expenses	1.79%[4]	1.72%	2.08%	1.78%	1.77%	2.00%
Interest expense[3]	0.36%[4]	0.11%	0.30%	1.47%	2.22%	2.15%
Total expenses	2.15%[2,4]	1.83%[2]	2.38%[2]	3.25%[2]	3.99%[2]	4.15%[2]
Net expenses, including fee waivers and reimbursement and excluding interest expense	1.68%[4]	1.63%	1.77%	1.54%	1.52%	1.89%
Net investment income	9.32%[4]	7.33%	8.23%	7.54%	6.93%	7.61%
Net investment income, excluding the effect of waivers and reimbursement[3]	9.21%[4]	7.24%	7.92%	7.30%	6.68%	7.50%
Portfolio turnover rate	30%[5]	67%	20%	33%	54%	46%

†

Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

[1]	Per share amounts presented are based on an average of monthly shares outstanding throughout the period indicated.

[2]	The Fund’s Shareholder Servicing Agent and Former Investment Advisor contractually agreed to waive their respective fees as discussed in Note 4.

[3]

Certain re-classifications have been made to the financial highlights for the fiscal years ended June 30, 2006 through June 30, 2009 to conform to the presentation followed in the preparation of the financial highlights for the year ended June 30, 2010.

[4]	Annualized.

[5]	Not annualized.

See Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Notes to Financial Statements (Unaudited)

December 31, 2010

1. The Fund

Helios High Yield Fund (the “Fund”) was organized as a business trust under the laws of the Commonwealth of Massachusetts on June 2, 1998, and commenced operations on July 31, 1998. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company with its own investment objective.

Brookfield Investment Management Inc. (“BIM” or “Advisor”), a wholly-owned subsidiary of Brookfield Asset Management Inc., is a registered investment advisor under the Investment Advisers Act of 1940, as amended, and serves as the investment advisor to the Fund.

The Fund’s primary investment objective is to seek a high level of current income with capital growth as a secondary investment objective. No assurances can be given that the Fund’s investment objective will be achieved.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments: Debt securities, including U. S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the latest price furnished by an independent pricing service or a broker-dealer. Short-term debt securities with remaining maturities of sixty days or less are valued at cost with interest accrued or discount accreted to the date of maturity, unless such valuation, in the judgment of the Advisor’s Valuation Committee, does not represent fair value.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last quoted price as of the close of business on the valuation date. Equity securities for which no sales were reported for that date are valued at “fair value” as determined in good faith by the Advisor’s Valuation Committee. Investments in open-end registered investment companies, if any, are valued at the net asset value (“NAV”) as reported by those investment companies.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Advisor, those securities will be valued at “fair value” as determined in good faith by the Advisor’s Valuation Committee using procedures adopted by and under the supervision of the Board of Trustees (“Trustees”) of the Fund. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Advisor determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service, is inaccurate.

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider, the following guidelines, as appropriate: (1) evaluation of all relevant factors, including, but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other

2010 Semi-Annual Report

HELIOS HIGH YIELD FUND

Notes to Financial Statements (Unaudited)

December 31, 2010

factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Fund adopted updated provisions surrounding the fair value measurements and disclosures. This update applies to the Fund’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy.

The Fund has established methods of fair value measurements in accordance with GAAP. Fair value denotes the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 -	quoted prices in active markets for identical investments
•	Level 2 -	quoted prices in markets that are not active or other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund’s investments carried at fair value:

Valuation Inputs	Investment Grade Corporate Bonds	High Yield Corporate Bonds	Structured Note	Common Stocks	Preferred Stocks	Short Term Investments	Total
Level 1 — Quoted Prices	$—	$—	$—	$485	$—	$1,276,090	$1,276,575
Level 2 — Quoted Prices in Inactive Markets or Other Significant Observable Inputs	1,670,259	55,212,407	—	—	265,748	—	57,148,414
Level 3 — Significant Unobservable Inputs	—	37,606,213	142,423	—	—	—	37,748,636

Total	$1,670,259	$92,818,620	$142,423	$485	$265,748	$1,276,090	$96,173,625

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Notes to Financial Statements (Unaudited)

December 31, 2010

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	High Yield Corporate Bonds
Balance as of June 30, 2010	$27,992,932
Accrued Discounts	142,898
Realized Gain/Loss	(44,256)
Change in Unrealized Appreciation	1,607,844
Net Purchases (Sales)	12,358,054
Net transfers in/out to Level 3*	(4,308,836)

Balance as of December 31, 2010	$37,748,636

Change in unrealized gains or losses relating to assets still held at reporting date	$1,188,677

*	Transfers into and out of Level 3 result from the Advisor’s methodology for assigning levels based on the observability of the inputs used to value the Fund’s portfolio securities.

Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively, using the effective yield to maturity method adjusted based on management’s assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date.

Taxes: The Fund intends to continue to meet the requirements of the Internal Revenue Code of 1986 as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required. The Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis.

GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. As of December 31, 2010, the Fund has determined that there are no uncertain tax positions or tax liabilities required to be accrued.

The Fund has reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of December 31, 2010, open tax years consisted of the taxable years ended June 30, 2008 through June 30, 2010. No examination of any of the Fund’s tax returns is currently in progress.

Expenses: Expenses directly attributable to the Fund are charged directly to the Fund, while expenses which are attributable to the Fund and other investment companies advised by the Advisor are allocated among the respective investment companies, including the Fund, based upon relative net assets.

Dividends and Distributions: The Fund declares and pays dividends monthly from net investment income. Distributions of realized capital gains in excess of capital loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution will be provided if payment is made from any source other than net investment income. Any such notice would be provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Fund’s distributions for each calendar year is reported on IRS Form 1099-DIV.

2010 Semi-Annual Report

HELIOS HIGH YIELD FUND

Notes to Financial Statements (Unaudited)

December 31, 2010

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and losses and net assets are not affected.

Cash Flow Information: The Fund invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash, as used in the Statement of Cash Flows, is the amount reported as “Cash” in the Statement of Assets and Liabilities, and does not include short-term investments. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.

3. Risks of Investing in Below-Investment Grade Securities

The Fund has investments in below-investment grade debt securities. Below-investment grade securities involve a higher degree of credit risk than investment grade debt securities. In the event of an unanticipated default, the Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the NAV of its shares. During an economic downturn or period of rising interest rates, highly leveraged and other below-investment grade issuers frequently experience financial stress that could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of below-investment grade debt securities are generally less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic or political changes or individual developments specific to the issuer than higher-rated investments. Periods of economic or political uncertainty and change can be expected to result in significant volatility of prices for these securities. Rating services consider these securities to be speculative in nature.

Below-investment grade securities may be subject to market conditions, events of default or other circumstances which cause them to be considered “distressed securities.” Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to bear certain extraordinary expenses in order to protect and recover its investments in certain distressed securities. Therefore, to the extent the Fund seeks capital growth through investment in such securities, the Fund’s ability to achieve current income for its shareholders may be diminished. The Fund is also subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of such securities, the Fund may be restricted from disposing of distressed securities.

4. Investment Advisory Agreements and Affiliated Transactions

The Fund entered into an Investment Management and Administration Agreement (the “Advisory Agreement”) with the Advisor under which the Advisor is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. The Advisory Agreement also provides that the Fund shall pay the Advisor a monthly fee for its services at the annual rate of 0.70% of the Fund’s average weekly value of the total assets of the Fund minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage). The Advisory Agreement will

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Notes to Financial Statements (Unaudited)

December 31, 2010

remain in effect until August 26, 2011 and will continue in effect thereafter for successive annual periods so long as such continuance is approved at least annually (i) by the vote of the holders of a majority of the outstanding voting securities, as defined in the 1940 Act, of the Fund or by the Fund’s Board of Trustees, and (ii) in either event, by the vote of a majority of the Trustees who are not “interested persons,” as defined in the 1940 Act, of the Fund, cast in-person at a meeting called for the purpose of voting on such approval.

Under an “Expense Limitation Agreement,” the Advisor has contractually agreed to waive a portion of its investment advisory fee and/or reimburse the Fund for its expenses to the extent necessary to ensure the Fund’s annual operating expenses (excluding brokerage, interest, taxes, acquired Fund fees and expenses, and extraordinary expenses) do not exceed 1.65% of the average annual value of the total assets of the Fund minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage) of the Fund. The Expense Limitation Agreement became effective as of August 26, 2009 and will remain in effect until August 26, 2011, and shall continue thereafter indefinitely, unless sooner terminated by the Board of Trustees of the Fund, or the Advisor, upon sixty (60) days written notice to the other party. The Advisor retains its right to receive reimbursement of any payments made by it, or to recoup any fees waived by it, pursuant to the Expense Limitation Agreement during the prior three fiscal years, provided that after giving effect to such repayment or recoupment, such adjusted total annual operating expenses (expressed as a percentage of average total assets) for the Fund would not exceed the expense limitation amount.

For the six month period ended December 31, 2010, the Advisor earned $319,649 in investment advisory fees under the Advisory Agreement. Further, under the Expense Limitation Agreement, the Advisor was not required to waive its investment advisory fees and/or reimburse certain expenses of the Fund during the period.

Effective August 26, 2009, the Fund entered into a Shareholder Servicing Agreement with the Advisor to act as the shareholder servicing agent to the Fund. As compensation for its services, the Fund has agreed to pay the Advisor a fee computed weekly and payable monthly at an annualized rate of 0.10% of the Fund’s average weekly value of the total assets of the Fund minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage). During the period from August 26, 2009 through August 26, 2011, the Advisor has contractually agreed to reduce the shareholder servicing fees with respect to the Fund to an annualized rate of 0.02% of the Fund’s average weekly value of the total assets of the Fund minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage). For the six month period ended December 31, 2010, the Advisor earned $45,664 in shareholder servicing fees of which $36,531 was waived.

Certain officers and/or Trustees of the Fund are officers and/or directors of the Advisor.

5. Service Agreements

In addition to the services provided by the Advisor, that are discussed in Note 4 above, effective July 1, 2009, the Fund entered into a Fund Accounting Servicing Agreement with U.S. Bancorp Fund Services, LLC (“USBFS”). For its services, USBFS receives a monthly fee equal to an annual rate of 0.10% of the first $100 million of average daily net assets; 0.08% of the next $200 million of average daily net assets; and 0.04% of average daily net assets in excess of $300 million, subject to a minimum annual fee of $80,000 plus certain out of pocket expenses. For the six month period ended December 31, 2010, USBFS earned $55,678 in fund accounting servicing fees.

Effective July 1, 2009, the Fund has entered into a Closed-End Fund Custody Agreement with U.S. Bank, N.A. (“USB”). For its services, USB receives a monthly fee equal to an annual rate of 0.004% of the average daily market value of the Fund’s assets plus portfolio transaction fees, subject to a minimum annual fee of $6,000. For the six month period ended December 31, 2010, USB earned $4,629 in custody services fees.

The Fund has contracted for transfer agency and certain shareholder services, including the administration of the Fund’s Automatic Dividend Reinvestment Plan with Computershare Trust Company, N.A. and Computershare Shareholder Services, Inc. (collectively, the “Transfer Agent”). For the six month period ended December 31, 2010, the Transfer Agent earned $8,036 in transfer agency and registrar fees.

2010 Semi-Annual Report

HELIOS HIGH YIELD FUND

Notes to Financial Statements (Unaudited)

December 31, 2010

6. Purchases and Sales of Investments

Purchases and sales of investments, excluding short-term securities, reverse repurchase agreements and U.S. Government securities, for the six months ended December 31, 2010, were $36,932,176 and $26,527,500, respectively. For the six months ended December 31, 2010 there were no transactions in U.S. Government securities.

7. Borrowings

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Under the 1940 Act, reverse repurchase agreements will be regarded as a form of borrowing by the Fund unless, at the time it enters into a reverse repurchase agreement, it establishes and maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price (including accrued interest).

Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreements are less than the value of the securities subject to such agreements.

At December 31, 2010, the Fund had the following reverse repurchase agreements outstanding:

Face Value	Description	Maturity Amount
$723,750	Barclays, (0.25)%, dated 11/16/10, maturity date 01/18/11	$723,433
6,718,879	Barclays, 1.00%, dated 11/09/10, maturity date 01/18/11	6,731,943
7,449,049	Barclays, 1.00%, dated 11/16/10, maturity date 01/18/11	7,462,085
3,277,624	Barclays, 1.00%, dated 11/17/10, maturity date 01/19/11	3,283,360
3,686,038	Barclays, 1.00%, dated 11/18/10, maturity date 01/20/11	3,692,488
4,077,461	JPMorgan Chase, 0.95%, dated 11/16/10, maturity date 01/18/11	4,084,240
1,117,219	JPMorgan Chase, 0.95%, dated 11/17/10, maturity date 01/19/11	1,119,076
722,500	JPMorgan Chase, 0.95%, dated 11/18/10, maturity date 01/20/11	723,701
2,333,675	JPMorgan Chase, 0.98%, dated 11/09/10, maturity date 01/18/11	2,338,122

$30,106,195	Maturity Amount, Including Interest Payable	$30,158,448

	Market Value of Assets Sold Under Agreements	$36,783,763

	Weighted Average Interest Rate	0.96%

The average daily balances of the Fund’s reverse repurchase agreements outstanding during the period ended December 31, 2010, was approximately $24,134,099, with a weighted average interest rate of 0.99%.

The maximum amount of the Fund’s reverse repurchase agreements outstanding at any time during the period was $30,227,646, which was 30.81% of the Fund’s total assets.

8. Shares of Beneficial Interest

The Fund is authorized to issue an unlimited number of shares with a par value of $0.001 per share. The Fund’s Board of Trustees in their discretion may, from time to time without the vote of the Fund’s shareholders, issue shares, in addition to the then issued and outstanding shares and shares held in the treasury, to such party or parties and for such amount and type of consideration, including cash or property, at such time or times and on

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Notes to Financial Statements (Unaudited)

December 31, 2010

such terms as the Trustees may deem best, subject to the provisions of the 1940 Act, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with, the assumption of liabilities) and businesses. Shares of the Fund do not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights. Each whole share is entitled to one vote as to any matter on which it is entitled to vote and each fractional share is entitled to a proportionate fractional vote, except that shares held in the treasury of the Fund as of the record date, as determined in accordance with the By-Laws of the Fund, shall not be voted. There is no cumulative voting in the election of Trustees. The Fund has no present intentions of offering additional shares, except in accordance with the Fund’s Automatic Dividend Reinvestment Plan.

9. Federal Income Tax Information

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. During the fiscal year ended June 30, 2010, the tax character of the $4,103,796 of distributions paid was all from ordinary income. Total ordinary income distributions paid may differ from amounts shown in the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

The tax character of distributions for the six months ended December 31, 2010 is expected to be from ordinary income but will be determined at the end of the Fund’s current fiscal year.

At June 30, 2010, the Fund’s most recently completed tax year-end, the components of net assets (excluding paid-in capital) on a tax basis were as follows:

Undistributed ordinary income	$499,582
Capital loss carryforward[1,2]	(14,672,150)
Post-October losses[2]	(399,851)
Unrealized depreciation	(1,674,264)

$(16,246,683)

[1]	To the extent that future capital gains are offset by capital loss carryforwards, such gains will not be distributed.
[2]

Capital losses incurred after October 31 (“post-October losses”) within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. Capital losses can be carried forward for a period of eight years.

As of June 30, 2010, the Fund’s capital loss carryforwards were as follows:

Amount	Expiring In:
$4,473,915	2011
475,628	2016
6,504,936	2017
3,217,671	2018

Federal Income Tax Basis: The federal income tax basis of the Fund’s investments at December 31, 2010 was as follows:

Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$94,015,780	$3,413,471	$(1,255,626)	$2,157,845

Capital Account Reclassifications: Because federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions, if any, determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for wash sales and timing of distributions. Permanent book and tax differences, if any, relating to shareholder distributions will result in reclassifications to paid-in-capital or to undistributed capital gains. These reclassifications have no effect on net assets or NAV per share. Any undistributed net income and realized gain remaining at fiscal year-end is distributed in the following year.

2010 Semi-Annual Report

HELIOS HIGH YIELD FUND

Notes to Financial Statements (Unaudited)

December 31, 2010

10. Indemnification

Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for indemnification. The Fund’s maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Fund. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time.

11. New Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 clarifies existing disclosures and requires additional disclosures regarding fair value measurements. Effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years, entities will need to disclose information about purchases, sales, issuances and settlements of Level 3 securities on a gross basis, rather than as a net number as currently required. Management is currently evaluating the impact ASU No. 2010-06 will have on the Fund’s financial statement disclosures.

12. Subsequent Events

GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.

Dividend: The Fund’s Board of Trustees declared the following monthly dividends:

Dividend Per Share	Record Date	Payable Date
$0.065	01/21/11	01/27/11
$0.065	02/18/11	02/24/11

Management has evaluated subsequent events in the preparation of the Fund’s financial statements and has determined that other than the items herein, there are no events that require recognition or disclosure in the financial statements.

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Compliance Certifications (Unaudited)

December 31, 2010

On December 8, 2010, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the Funds of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.

2010 Semi-Annual Report

HELIOS HIGH YIELD FUND

Proxy Results (Unaudited)

December 31, 2010

At the Annual Meeting of Stockholders of the Helios High Yield Fund held on November 22, 2010, stockholders voted on a proposal to elect Trustee Nominees to the Board of Trustees of the Fund. A description of the proposal and the shares voted in favor, shares voted against and shares abstaining with respect to the proposal were as follows:

Trustees	For	Against	Abstain
Rodman L. Drake	5,730,097	204,403	—
Diana H. Hamilton	5,776,520	157,980	—

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Information Concerning Trustees and Officers (Unaudited)

The following tables provide information concerning the trustees and officers of Helios High Yield Fund (“HHY”).

Trustees of the Fund

Name, Address and Age	Position(s) Held with Fund and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee

Disinterested Trustees
Class I Trustees to serve until 2012 Annual Meeting of Shareholders:

Robert F. Birch* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 74	Trustee since August 2009, Member of the Audit Committee, Member of the Nominating and Compensation Committee Elected for Three Year Term	Director/Trustee of several investment companies advised by the Advisor (1998-January 2011); President and Director of New America High Income Fund (1992-Present); Director of Brandywine Funds (3) (2001-2008).	7

Stuart A. McFarland c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 63	Trustee since August 2009, Member of the Audit Committee, Member of the Nominating and Compensation Committee Elected for Three Year Term	Director/Trustee of several investment companies advised by the Advisor (2006-Present); Director of Brandywine Funds (2003-Present); Director of New Castle Investment Corp. (2000-Present); Chairman and Chief Executive Officer of Federal City Bancorp, Inc. (2005-2007); Managing Partner of Federal City Capital Advisors (1997-Present).	7

Disinterested Trustees
Class II Trustee to serve until 2013 Annual Meeting of Shareholders:

Rodman L. Drake c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 68	Chairman elected August 2009 Trustee since August 2009, Member of the Audit Committee, Chairman of the Nominating and Compensation Committee Elected for Three Year Term	Chairman (since 2003) and Director/Trustee of several investment companies advised by the Advisor (1989-Present); Director and/or Lead Director of Crystal River Capital, Inc. (2005-July 2010); Chairman of the Board (2005-July 2010); Interim President and Chief Executive Officer of Crystal River Capital, Inc. (August 2009-July 2010); Director of Celgene Corporation (2006-Present); Director of Student Loan Corporation (2005-2010); Director of Apex Silver Mines Limited (2007-2009); General Partner of Resource Capital II and III CIP L.P. (1998-2006); Co-founder, Baringo Capital LLC (2002-Present); Director of Jackson Hewitt Tax Services Inc. (2004-Present); Director of Animal Medical Center (2002-Present); Director and/or Lead Director of Parsons Brinckerhoff, Inc. (1995-2008); Trustee and Chairman of Excelsior Funds (1994-2007); Trustee and Chairman of Columbia Atlantic Funds (2007-Present).	7

*	Effective January 25, 2011, Mr. Birch resigned as a Trustee of the Fund.

2010 Semi-Annual Report

HELIOS HIGH YIELD FUND

Information Concerning Trustees and Officers (Unaudited)

Trustees of the Fund (continued)

Name, Address and Age	Position(s) Held with Fund and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee

Diana H. Hamilton c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 54	Trustee since 2004 Member of the Audit Committee, Member of the Nominating and Compensation Committee Elected for Three Year Term	Director/Trustee of several investment companies advised by the Advisor (August 2009-Present); President, Sycamore Advisors, LLC, a municipal finance advisory firm (2004-Present).	7

Disinterested Trustee
Class III Trustee to serve until 2011 Annual Meeting of Shareholders:

Louis P. Salvatore c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 64	Trustee since August 2009, Chairman of the Audit Committee, Member of the Nominating and Compensation Committee Elected for Three Year Term	Director/Trustee of several investment companies advised by the Advisor (2005-Present); Director of Crystal River Capital, Inc. (2005-July 2010); Director of Turner Corp. (2003-Present); Director of Jackson Hewitt Tax Services, Inc. (2004-Present); Employee of Arthur Andersen LLP (2002-Present).	7

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Information Concerning Trustees and Officers (Unaudited)

Officers of the Fund

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Kim G. Redding* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 55	President	Elected Annually Since February 2010	President of several investment companies advised by the Advisor (February 2010-Present); Chief Executive Officer and Chief Investment Officer of the Advisor (February 2010-Present); Co-Chief Executive Officer and Chief Investment Officer of the Advisor (October 2009-February 2010); Founder and Chief Executive Officer of Brookfield Redding LLC (2001-2009).

Dana E. Erikson* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York, 10281-1010 Age 45	Vice President	Elected Annually Since August 2009	Senior Portfolio Manager/Managing Director of the Advisor (2006-Present); Senior Portfolio Manager/Managing Director of Evergreen Investment Management Company, LLC (1996-2006).

Steven M. Pires* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 54	Treasurer	Elected Annually Since August 2009	Treasurer of several investment companies advised by the Advisor (April 2009-Present); Vice President of Brookfield Investment Management Inc. (January 2011-Present) Vice President of Brookfield Operations and Management Services LLC (2008-2010); Assistant Vice President of Managers Investment Group LLC (2004-2008).

Jonathan C. Tyras* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 42	Secretary	Elected Annually Since August 2009	Managing Director and Chief Financial Officer of the Advisor (2010-Present); Director of the Advisor (2006-2010); General Counsel and Secretary of the Advisor (2006-Present); Vice President and General Counsel (2006-Present) and Secretary (2007-2010) of Crystal River Capital, Inc.; Secretary of several investment companies advised by the Advisor (2006-Present); Attorney at Paul, Hastings, Janofsky & Walker LLP (1998-2006).

Seth Gelman* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 35	Chief Compliance Officer (“CCO”)	Elected Annually Since August 2009	CCO of several investment companies advised by the Advisor (May 2009-Present); Director and CCO of the Advisor (May 2009- Present); Vice President, Oppenheimer Funds, Inc. (2004-May 2009).

2010 Semi-Annual Report

HELIOS HIGH YIELD FUND

Information Concerning Trustees and Officers (Unaudited)

Officers of the Fund (continued)

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Lily Tjioe* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 32	Assistant Secretary	Elected Annually Since September 2009	Assistant Secretary of several investment companies advised by the Advisor (September 2009-Present); Interim CCO of several investment companies advised by the Advisor (March 2009-May 2009); Vice President (2010-Present); Assistant Vice President (2009-2010) and Associate (2007-2009) of the Advisor; Juris Doctor, Boston University School of Law (2004-2007).

*

Interested person as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) because of affiliations with Brookfield Investment Management Inc., Advisor of the Helios High Yield Fund

The Fund’s Statement of Additional Information includes additional information about the trustees and is available, without charge, upon request by calling 1-800-497-3746.

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Dividend Reinvestment Plan (Unaudited)

A Dividend Reinvestment Plan (the “Plan”) is available to shareholders of the Fund pursuant to which they may elect to have all distributions of dividends and capital gains automatically reinvested by Computershare Trust Company, N.A. and Computershare Shareholder Services, Inc. (together, the “Plan Agent”) in additional Fund shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Fund’s Custodian, as Dividend Disbursing Agent.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, payable in cash, if (1) the market price is lower than the net asset value, the participants in the Plan will receive the equivalent in Fund shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If the net asset value exceeds the market price of the Fund shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the Board of Trustees precludes reinvestment in Fund shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Funds’ shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Fund, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for handling the reinvestment of dividends and distributions are paid by the Fund. There are no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

A brochure describing the Plan is available from the Plan Agent, by calling 1-212-936-5100.

If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such shareholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.

2010 Semi-Annual Report

CORPORATE INFORMATION (Unaudited)

Investment Advisor and Administrator

Brookfield Investment Management Inc.

Three World Financial Center

200 Vesey Street, 10th Floor

New York, New York 10281-1010

www.brookfieldim.com

Please direct your inquiries to:

Investor Relations

Phone: 1-800-497-3746

E-mail: funds@brookfield.com

Transfer Agent

Shareholder inquiries relating to distributions, address changes and shareholder account information should be directed to the Fund’s transfer agent:

Computershare Shareholder Services, Inc.

250 Royall Street

Canton, Massachusetts 02021

1-800-426-5523

Legal Counsel

Paul, Hastings, Janofsky and Walker LLP

75 East 55th Street

New York, New York 10022

Fund Accounting Agent

U.S. Bancorp Fund Services, LLC

777 E. Wisconsin Avenue

Milwaukee, Wisconsin 53202

Custodian

U.S. Bank National Association

1555 N. RiverCenter Dr., Suite #302

Milwaukee, WI 53212

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q are available on the SEC’s website at http://www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

You may obtain a description of the Fund’s proxy voting policies and procedures, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-800-497-3746, or go to SEC’s website at www.sec.gov.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrant.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

Please see Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change as of the date of this filing, in the portfolio manager identified in response to paragraph (a)(1) of this Item in the Registrant’s most recently filed annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None

Item 10. Submission of Matters to a Vote of Security Holders.

None

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

(b)	As of the date of filing this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12.   Exhibits.

(a)(1)	Not applicable.

(2)	A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

(3)	None.

(b)	A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HELIOS HIGH YIELD FUND

By:	/s/ Kim G. Redding
Kim G. Redding
President

Date: March 8, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kim G. Redding
Kim G. Redding
President

Date: March 8, 2011

By:	/s/ Steven M. Pires
Steven M. Pires
Treasurer

Date: March 8, 2011